Income Taxes	3 Months Ended
Jun. 30, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 7 – Income Taxes

The Company has adopted ASC 740 which provides for the recognition of a deferred tax asset based upon the value the loss carry-forwards will have to reduce future income taxes and management’s estimate of the probability of the realization of these tax benefits.

The Company has a current operating loss carry-forward of approximately $191,432 resulting in a deferred tax asset of $70,945. The Company has determined it is more likely than not that the related deferred tax asset will not materialize and has provided a valuation allowance against substantially all the net deferred tax asset.

Individual components giving rise to the deferred tax assets are as follows:

Future tax benefits arising from net operating loss carryovers	$70,945

Less valuation allowance	(70,945)
Net deferred	$-